UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 14, 2014 (Date of earliest event reported)
Synergetics, Inc. (Exact name of registrant as specified in its charter)

MO (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (IRS Employer Identification Number)

3845 Corporate Centre Drive (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 14, 2014, Synergetics USA, Inc. (the "Company") issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this Current Report on Form 8-K.

The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Press release of Synergetics USA, Inc. dated October 14, 2014, announcing financial results for the fourth fiscal quarter and fiscal year ended July 31, 2014.

(d) Exhibits
            99.1       Press Release of Synergetics, Inc. dated October 14, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2014	SYNERGETICS, INC. By: /s/ Pamela G. Boone Pamela G. Boone Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Synergetics, Inc. dated October 14, 2014